                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 3, 1997

                            FIRST MARYLAND BANCORP
            (Exact name of registrant as specified in its charter)


                                   Maryland
        (State or other jurisdiction of incorporation or organization)


        1-7273                                          52-0981378
(Commission File Number)                    (I.R.S. Employer Identification No.)


        25 S. Charles Street
        Baltimore, Maryland                                     21201
(Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code: (410) 244-4000


                                Not Applicable
         (Former name or former address, if changed since last report)

                       --------------------------------

Item 5.   Other Events

     As set forth in its Current Report on Form 8-K dated January 21, 1997, on January 21, 1997, First Maryland Bancorp (the "Company"), its parent, Allied Irish Banks, p.l.c. ("AIB"), and Dauphin Deposit Corporation ("Dauphin") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement"). Filed as a part of this Current Report on Form 8-K are certain financial statements of Dauphin. Dauphin is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (Commission file no. 0-8415).

Item 7. Exhibits

(c)  Exhibits


     99.1 Dauphin Deposit Corporation consolidated financial statements as of and for the year ended December 31, 1995; notes to consolidated financial statements; and independent auditor's report on the consolidated financial statements.

     99.2 Dauphin Deposit Corporation unaudited consolidated financial statements as of and for the three and nine months ended September 30, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 3, 1997                 FIRST MARYLAND BANCORP


                                        By:  /s/ DAVID M. CRONIN
                                             ----------------------------------
                                             David M. Cronin, Executive
                                             Vice President and Treasurer

                                 EXHIBIT INDEX
                                 -------------

Exhibit         Description                                             Page
-------         -----------                                             ----

99.1 Dauphin Deposit Corporation consolidated financial statements as of and for the year ended December 31, 1995; notes to consolidated financial statements; and independent auditor's report on the consolidated financial statements.

99.2 Dauphin Deposit Corporation unaudited consolidated financial statements as of and for the three and nine months ended September 30, 1996.